UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/23

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Active MidCap Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Active MidCap Fund

ANNUAL REPORT December 31, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through December 31, 2023, as provided by Portfolio Manager Peter D. Goslin, CFA, of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended December 31, 2023, BNY Mellon Active MidCap Fund’s (the “fund”) Class A shares achieved a total return of 16.96%, Class C shares returned 16.07%, Class I shares returned 17.25% and Class Y shares returned 17.22%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of 17.23% for the same period.2

U.S. stocks gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The fund produced mixed performance relative to the Index, with strong positioning in the industrials and health care sectors, balanced by weaker returns in utilities and communication services.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of midsized companies. The fund currently defines “midsized companies” as companies included in the Index. We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations, primarily within mid-cap stocks in the U.S. stock market.

The portfolio managers select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary stock selection model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, sentiment and earnings-quality measures. We construct the fund’s portfolio through a systematic, structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

Equities Gain as Inflation Eases

Market sentiment proved volatile but positive during the reporting period, with hopes for continued economic growth outweighing concerns regarding persistently high levels of inflation and the impact of Fed rate hikes designed to curb inflation. In January 2023, as the period began, inflation averaged 6.41% on an annualized basis, down from the 9.06% peak set in June 2022 but well above the Fed target of 2%. During the reporting period, the Fed raised the federal funds rate four times to a range of 5.25%−5.50%, while inflation eased to a range of between 3.0% and 3.7% from June through year-end. Although U.S. economic growth and corporate profits occasionally showed signs of stress during this time, indications generally remained surprisingly positive, supported by robust consumer spending, rising wages and low levels of unemployment. These encouraging economic trends lessened concerns that rising rates might tip the economy into a sharp recession. Accordingly, while equity markets frequently dipped or spiked in response to the economic news of the day, stocks trended higher on balance, led by growth-oriented issues in the information technology and industrials sectors, while the utilities and consumer staples sectors lagged by a wide margin. Stocks received an additional boost during the final weeks of 2023, when the Fed signaled the likelihood of multiple rate cuts in 2024 and its view that a recession appeared unlikely given prevailing economic conditions. During those closing weeks, value outperformed growth, and dividend yield was rewarded. Nevertheless, for the year as a whole, growth outperformed value by approximately 31%.

Other factors aside from inflation and interest rates also played a role in market behavior during the period. A small number of high-profile, regional bank failures in the United States in March and April 2023 raised fears of possible wider banking industry contagion and future credit constraints. However, stocks remained in positive territory despite a steep decline in early March. Swift action from federal authorities and major banks eased investors’ concerns, enabling markets to gain additional ground in the closing months of the period. Nevertheless, financial stocks continued to lag the broader market, and small and mid-cap stocks were hurt by the prospect of more stringent lending requirements. More positively, the reopening of the Chinese economy after lengthy COVID-19 related shutdowns generally bolstered confidence, particularly as renewed Chinese activity did not appear to cause inflation to accelerate. However, Chinese economic growth continued to falter despite the reopening.

Mixed Performance from Investment Factors

While the fund’s performance compared to the Index benefited from the effectiveness of growth and quality factors in identifying strong-performing stocks, such gains were balanced by the negative impact of comparatively weak performance from value, momentum and dividend yield factors. Nevertheless, we are pleased with the degree to which the fund, which is designed to provide robust downside mitigation during times of market stress, participated in the market’s strong rally.

The fund’s systematic stock selection approach is based on rankings of valuation, momentum, sentiment and earnings-quality measures rather than focusing on industry or sector exposure. However, some industries and sectors contributed more to outperformance than others. During the reporting period, the industrials and health care sectors proved most accretive to the fund’s performance relative to the Index. Within industrials, holdings in building material products producer Simpson Manufacturing Co., Inc. generated strong returns on investor optimism toward the industry, with robust economic growth and plateauing interest rates fueling higher housing demand. In health care, shares in medical component maker West Pharmaceutical Services, Inc. rose on strong earnings growth driven by margin growth, with better-than-expected earnings and an improved outlook reported during the period. Other notably positive contributors include trucking company Old Dominion Freight Line, Inc. construction materials producer Eagle Materials, Inc. and automation software designer Synopsys, Inc.

On the negative side, the fund underperformed the Index most significantly in the utilities and communication services sectors. Within utilities, a position in Hawaiian Electric Industries, Inc. detracted from relative returns after the company’s electrical lines allegedly sparked a disastrous wildfire on the island of Maui, although the fund limited its losses by selling the position immediately after the event occurred. Other significant detractors included electric

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

utility PPL Corp. cable services provider Cable One, Inc. confection maker The Hershey Company, solar energy systems company Enphase Energy, Inc. and residential real estate investment trust Mid-America Apartment Communities, Inc.

Maintaining a Systematic, Risk-Controlled Investment Approach

While the economic outlook appears brighter as of the end of the reporting period than it did six months ago, U.S. growth is likely to face additional challenges as the impacts of high interest rates continue to ripple through the economy. We believe the fund is positioned to meet these challenges due to our systematic approach to evaluating securities and building portfolios. This approach has allowed us to create an investment process that participates in rising equity markets and helps protect capital during times of stress in the marketplace.

As of December 31, 2023, the fund holds a large number of individual securities characterized by attractive valuations and improving fundamentals. Sector weightings remain close to those of the Index, with slightly overweight exposure to real estate, information technology and health care, and slightly underweight exposure to energy and industrials. As always, overweights and underweights are determined by our bottom-up, factor-driven stock selection process rather than by top-down macroeconomic opinions. We continue to control risks relative to the Index from a sector and market-capitalization standpoint, and believe the fund is well positioned to benefit from the prevailing market environment.

January 16, 2024

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Active MidCap Fund with a hypothetical investment of $10,000 in the Russell Midcap® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Active MidCap Fund on 12/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Active MidCap Fund with a hypothetical investment of $1,000,000 in the Russell Midcap® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 in Class Y shares of BNY Mellon Active MidCap Fund on 12/31/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2023
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/29/85	10.24%	8.87%	6.84%
without sales charge	1/29/85	16.96%	10.17%	7.48%
Class C shares
with applicable redemption charge †	11/27/02	15.07%	9.24%	6.57%
without redemption	11/27/02	16.07%	9.24%	6.57%
Class I shares	11/27/02	17.25%	10.42%	7.71%
Class Y shares	9/1/15	17.22%	10.49%	7.77%††
Russell Midcap® Index		17.23%	12.68%	9.42%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the above graphs and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Active MidCap Fund from July 1, 2023 to December 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.02	$8.87	$3.87	$3.92
Ending value (after expenses)	$1,073.10	$1,068.90	$1,074.60	$1,074.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.89	$8.64	$3.77	$3.82
Ending value (after expenses)	$1,020.37	$1,016.64	$1,021.48	$1,021.42
†

Expenses are equal to the fund’s annualized expense ratio of .96% for Class A, 1.70% for Class C, .74% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2023

Description	Shares		Value ($)
Common Stocks - 99.8%
Automobiles & Components - .8%
Adient PLC	38,230	[a]	1,390,043
Aptiv PLC	12,822	[a]	1,150,390
Thor Industries, Inc.	6,437	[b]	761,175
			3,301,608
Banks - 1.8%
Bank OZK	51,214		2,551,994
Fifth Third Bancorp	107,873		3,720,540
First Citizens Bancshares, Inc., Cl. A	1,023		1,451,606
			7,724,140
Capital Goods - 12.7%
Acuity Brands, Inc.	8,008		1,640,279
AECOM	14,654		1,354,469
AGCO Corp.	8,653		1,050,561
Armstrong World Industries, Inc.	13,825		1,359,274
Axon Enterprise, Inc.	7,462	[a]	1,927,658
Carrier Global Corp.	25,775		1,480,774
Donaldson Co., Inc.	20,643		1,349,020
EMCOR Group, Inc.	11,209		2,414,755
Ferguson PLC	13,951		2,693,520
Fortune Brands Innovations, Inc.	26,787		2,039,562
Howmet Aerospace, Inc.	69,301		3,750,570
Ingersoll Rand, Inc.	44,313		3,427,167
ITT, Inc.	23,931		2,855,447
Kennametal, Inc.	57,111		1,472,893
Lincoln Electric Holdings, Inc.	15,532		3,377,589
Masco Corp.	25,521		1,709,397
Nordson Corp.	2,448		646,664
nVent Electric PLC	54,079		3,195,528
Simpson Manufacturing Co., Inc.	9,404		1,861,804
Textron, Inc.	18,232		1,466,217
The AZEK Company, Inc.	27,721	[a]	1,060,328
The Timken Company	21,626		1,733,324
Trane Technologies PLC	11,937		2,911,434
United Rentals, Inc.	3,630		2,081,515
Vertiv Holdings Co., Cl. A	22,319		1,071,982
W.W. Grainger, Inc.	4,436		3,676,069
Watts Water Technologies, Inc., Cl. A	6,815		1,419,837
			55,027,637
Commercial & Professional Services - 2.7%
Ceridian HCM Holding, Inc.	24,707	[a]	1,658,334
Concentrix Corp.	15,660		1,537,969

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Commercial & Professional Services - 2.7% (continued)
Copart, Inc.	23,551	[a]	1,153,999
Paychex, Inc.	23,802		2,835,056
Paycom Software, Inc.	5,008		1,035,254
Paylocity Holding Corp.	5,463	[a]	900,576
Verisk Analytics, Inc.	11,110		2,653,735
			11,774,923
Consumer Discretionary Distribution & Retail - 3.1%
AutoZone, Inc.	718	[a]	1,856,468
Bath & Body Works, Inc.	24,956		1,077,101
Best Buy Co., Inc.	12,918		1,011,221
eBay, Inc.	44,291		1,931,973
Etsy, Inc.	17,082	[a]	1,384,496
LKQ Corp.	29,385		1,404,309
O'Reilly Automotive, Inc.	2,100	[a]	1,995,168
Ross Stores, Inc.	6,782		938,561
The Gap, Inc.	37,190		777,643
Williams-Sonoma, Inc.	4,720		952,402
			13,329,342
Consumer Durables & Apparel - 3.6%
Brunswick Corp.	8,261		799,252
Carter's, Inc.	12,976	[b]	971,773
Crocs, Inc.	6,789	[a]	634,160
Deckers Outdoor Corp.	1,802	[a]	1,204,511
Helen of Troy Ltd.	5,727	[a]	691,879
NVR, Inc.	424	[a]	2,968,191
Polaris, Inc.	5,699		540,094
PulteGroup, Inc.	14,422		1,488,639
Ralph Lauren Corp.	9,974		1,438,251
Skechers USA, Inc., Cl. A	17,600	[a]	1,097,184
Tapestry, Inc.	55,613		2,047,115
TopBuild Corp.	4,127	[a]	1,544,571
			15,425,620
Consumer Services - 3.4%
Boyd Gaming Corp.	9,888		619,088
Caesars Entertainment, Inc.	11,354	[a]	532,276
Chipotle Mexican Grill, Inc.	1,255	[a]	2,870,135
Darden Restaurants, Inc.	8,632		1,418,238
Doordash, Inc., Cl. A	10,500	[a]	1,038,345
Expedia Group, Inc.	12,628	[a]	1,916,804
Grand Canyon Education, Inc.	18,181	[a]	2,400,619
H&R Block, Inc.	10,619		513,641
MGM Resorts International	31,150		1,391,782

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Consumer Services - 3.4% (continued)
Royal Caribbean Cruises Ltd.	15,836	[a]	2,050,604
			14,751,532
Consumer Staples Distribution & Retail - 1.0%
Performance Food Group Co.	18,412	[a]	1,273,190
Sprouts Farmers Market, Inc.	23,697	[a]	1,140,063
US Foods Holding Corp.	46,804	[a]	2,125,370
			4,538,623
Energy - 4.5%
Baker Hughes Co.	43,749		1,495,341
ChampionX Corp.	53,707		1,568,781
Cheniere Energy, Inc.	4,230		722,103
Halliburton Co.	76,981		2,782,863
HF Sinclair Corp.	12,224		679,288
Marathon Oil Corp.	135,209		3,266,649
Matador Resources Co.	20,862		1,186,213
Murphy Oil Corp.	43,439		1,853,108
ONEOK, Inc.	11,160		783,655
Phillips 66	24,483		3,259,667
Range Resources Corp.	44,571		1,356,741
Valaris Ltd.	9,261	[a]	635,027
			19,589,436
Equity Real Estate Investment Trusts - 9.1%
Apartment Income REIT Corp.	50,407	[c]	1,750,635
Boston Properties, Inc.	21,352	[c]	1,498,270
Brixmor Property Group, Inc.	96,412	[c]	2,243,507
Douglas Emmett, Inc.	63,964	[c]	927,478
EastGroup Properties, Inc.	12,239	[c]	2,246,346
Essex Property Trust, Inc.	9,917	[c]	2,458,821
Federal Realty Investment Trust	30,002	[c]	3,091,706
First Industrial Realty Trust, Inc.	48,383	[c]	2,548,333
Healthpeak Properties, Inc.	189,300	[c]	3,748,140
Host Hotels & Resorts, Inc.	40,018	[c]	779,150
Invitation Homes, Inc.	50,100	[c]	1,708,911
Kilroy Realty Corp.	58,644	[c]	2,336,377
Lamar Advertising Co., Cl. A	13,280	[c]	1,411,398
Mid-America Apartment Communities, Inc.	29,592	[c]	3,978,940
NNN REIT, Inc.	72,666	[c]	3,131,905
Rexford Industrial Realty, Inc.	22,435	[c]	1,258,604
Simon Property Group, Inc.	29,007	[c]	4,137,558
			39,256,079
Financial Services - 7.5%
Ameriprise Financial, Inc.	12,426		4,719,768

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Financial Services - 7.5% (continued)
Coinbase Global, Inc., Cl. A	7,407	[a,b]	1,288,225
Discover Financial Services	21,703		2,439,417
Euronet Worldwide, Inc.	17,874	[a]	1,814,032
FactSet Research Systems, Inc.	1,520		725,116
Federated Hermes, Inc.	52,943		1,792,650
FLEETCOR Technologies, Inc.	9,893	[a]	2,795,861
Global Payments, Inc.	8,368		1,062,736
Janus Henderson Group PLC	59,483		1,793,412
MarketAxess Holdings, Inc.	3,034		888,507
MSCI, Inc.	5,711		3,230,427
OneMain Holdings, Inc.	21,757		1,070,444
Rithm Capital Corp.	153,099	[c]	1,635,097
State Street Corp.	16,245		1,258,338
Stifel Financial Corp.	18,495		1,278,929
Synchrony Financial	34,794		1,328,783
T. Rowe Price Group, Inc.	30,521		3,286,806
			32,408,548
Food, Beverage & Tobacco - 2.5%
Celsius Holdings, Inc.	23,504	[a,b]	1,281,438
Conagra Brands, Inc.	48,055		1,377,256
Molson Coors Beverage Co., Cl. B	36,393		2,227,616
The Hershey Company	18,284		3,408,869
The J.M. Smucker Company	18,775		2,372,784
			10,667,963
Health Care Equipment & Services - 5.8%
Align Technology, Inc.	5,908	[a]	1,618,792
Cardinal Health, Inc.	11,670		1,176,336
Cencora, Inc.	3,834		787,427
Chemed Corp.	2,962		1,732,030
DexCom, Inc.	24,098	[a]	2,990,321
Doximity, Inc., Cl. A	25,252	[a,b]	708,066
Henry Schein, Inc.	13,578	[a]	1,027,990
IDEXX Laboratories, Inc.	7,767	[a]	4,311,073
Inspire Medical Systems, Inc.	4,092	[a,b]	832,436
Integra LifeSciences Holdings Corp.	20,481	[a]	891,948
Molina Healthcare, Inc.	6,375	[a]	2,303,351
Option Care Health, Inc.	20,452	[a]	689,028
R1 RCM, Inc.	53,452	[a]	564,988
ResMed, Inc.	12,718		2,187,750
Teladoc Health, Inc.	52,749	[a]	1,136,741
Teleflex, Inc.	4,352		1,085,128
Veeva Systems, Inc., Cl. A	6,149	[a]	1,183,805
			25,227,210

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Household & Personal Products - .3%
The Clorox Company	10,570		1,507,176
Insurance - 6.0%
Aflac, Inc.	13,226		1,091,145
Arch Capital Group Ltd.	29,693	[a]	2,205,299
Cincinnati Financial Corp.	26,355		2,726,688
Everest Group Ltd.	3,956		1,398,762
Globe Life, Inc.	14,772		1,798,048
Kinsale Capital Group, Inc.	3,078		1,030,853
Loews Corp.	54,678		3,805,042
Primerica, Inc.	9,857		2,028,176
The Hartford Financial Services Group, Inc.	62,185		4,998,430
Unum Group	32,686		1,478,061
W.R. Berkley Corp.	46,657		3,299,583
			25,860,087
Materials - 5.1%
Amcor PLC	190,858		1,839,871
Avient Corp.	24,853		1,033,139
Berry Global Group, Inc.	11,774		793,450
CF Industries Holdings, Inc.	27,208		2,163,036
Cleveland-Cliffs, Inc.	51,094	[a]	1,043,339
DuPont de Nemours, Inc.	12,657		973,703
Eagle Materials, Inc.	18,191		3,689,862
Eastman Chemical Co.	10,282		923,529
Element Solutions, Inc.	50,660		1,172,272
Greif, Inc., Cl. A	14,918		978,472
Ingevity Corp.	12,101	[a]	571,409
NewMarket Corp.	1,670		911,536
Nucor Corp.	16,165		2,813,357
PPG Industries, Inc.	12,937		1,934,728
The Mosaic Company	33,418		1,194,025
			22,035,728
Media & Entertainment - 4.0%
Cable One, Inc.	3,831		2,132,296
Electronic Arts, Inc.	15,118		2,068,294
Fox Corp., Cl. A	32,990		978,813
Match Group, Inc.	29,076	[a]	1,061,274
Omnicom Group, Inc.	14,337		1,240,294
Pinterest, Inc., Cl. A	22,023	[a]	815,732
Roku, Inc.	13,727	[a]	1,258,217
Sirius XM Holdings, Inc.	122,080	[b]	667,778
Spotify Technology SA	10,551	[a]	1,982,638
The Interpublic Group of Companies, Inc.	39,975		1,304,784

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Media & Entertainment - 4.0% (continued)
The New York Times Company, Cl. A	18,254		894,263
The Trade Desk, Inc., Cl. A	42,981	[a]	3,092,913
			17,497,296
Pharmaceuticals, Biotechnology & Life Sciences - 5.0%
Agilent Technologies, Inc.	45,245		6,290,412
Bruker Corp.	9,142		671,754
Charles River Laboratories International, Inc.	3,342	[a]	790,049
Exact Sciences Corp.	5,807	[a]	429,602
Exelixis, Inc.	33,791	[a]	810,646
IQVIA Holdings, Inc.	11,218	[a]	2,595,621
Medpace Holdings, Inc.	4,698	[a]	1,440,078
Mettler-Toledo International, Inc.	1,332	[a]	1,615,663
QIAGEN NV	34,217	[a]	1,486,044
Repligen Corp.	6,123	[a,b]	1,100,915
Waters Corp.	3,596	[a]	1,183,911
West Pharmaceutical Services, Inc.	9,845		3,466,621
			21,881,316
Semiconductors & Semiconductor Equipment - 3.0%
Enphase Energy, Inc.	11,484	[a]	1,517,496
First Solar, Inc.	5,500	[a]	947,540
Lattice Semiconductor Corp.	23,226	[a]	1,602,362
Microchip Technology, Inc.	30,024		2,707,564
Monolithic Power Systems, Inc.	3,865		2,437,965
Rambus, Inc.	16,100	[a]	1,098,825
Teradyne, Inc.	23,003		2,496,286
			12,808,038
Software & Services - 7.5%
Akamai Technologies, Inc.	16,328	[a]	1,932,419
Ansys, Inc.	5,802	[a]	2,105,430
Cadence Design Systems, Inc.	5,640	[a]	1,536,167
CrowdStrike Holdings, Inc., CI. A	4,155	[a]	1,060,855
Datadog, Inc., Cl. A	21,479	[a]	2,607,121
DocuSign, Inc.	28,892	[a]	1,717,629
EPAM Systems, Inc.	3,336	[a]	991,926
Fair Isaac Corp.	990	[a]	1,152,370
Fortinet, Inc.	9,939	[a]	581,730
Gartner, Inc.	2,827	[a]	1,275,288
GoDaddy, Inc., Cl. A	8,984	[a]	953,741
HubSpot, Inc.	4,482	[a]	2,601,980
MongoDB, Inc.	5,119	[a]	2,092,903
Okta, Inc.	10,458	[a]	946,763
Palantir Technologies, Inc., Cl. A	122,315	[a]	2,100,149

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Software & Services - 7.5% (continued)
RingCentral, Inc., Cl. A	28,776	[a]	976,945
Smartsheet, Inc., Cl. A	25,583	[a]	1,223,379
Synopsys, Inc.	1,839	[a]	946,919
Teradata Corp.	28,003	[a]	1,218,411
UiPath, Inc., Cl. A	45,566	[a]	1,131,859
Verisign, Inc.	5,548	[a]	1,142,666
Zscaler, Inc.	9,056	[a]	2,006,447
			32,303,097
Technology Hardware & Equipment - 3.3%
Amphenol Corp., Cl. A	51,820		5,136,917
Arista Networks, Inc.	4,432	[a]	1,043,780
CDW Corp.	4,893		1,112,277
HP, Inc.	51,706		1,555,834
Keysight Technologies, Inc.	23,906	[a]	3,803,206
NetApp, Inc.	11,867		1,046,195
Super Micro Computer, Inc.	2,666	[a]	757,837
			14,456,046
Transportation - 1.5%
Expeditors International of Washington, Inc.	8,343		1,061,230
Old Dominion Freight Line, Inc.	10,176		4,124,638
United Airlines Holdings, Inc.	30,296	[a]	1,250,013
			6,435,881
Utilities - 5.6%
ALLETE, Inc.	12,443		761,014
Brookfield Renewable Corp., Cl. A	47,662	[b]	1,372,189
Consolidated Edison, Inc.	29,104		2,647,591
Edison International	10,051		718,546
Entergy Corp.	43,946		4,446,896
Eversource Energy	40,709		2,512,559
New Jersey Resources Corp.	38,435		1,713,432
NiSource, Inc.	96,824		2,570,677
OGE Energy Corp.	50,798		1,774,374
ONE Gas, Inc.	20,957		1,335,380
PPL Corp.	164,153		4,448,546
			24,301,204
Total Common Stocks (cost $365,050,476)			432,108,530

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $931,013)	5.43	931,013	[d]	931,013

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $694,652)	5.43	694,652	[d]	694,652
Total Investments (cost $366,676,141)		100.2%		433,734,195
Liabilities, Less Cash and Receivables		(.2%)		(813,251)
Net Assets		100.0%		432,920,944

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2023, the value of the fund’s securities on loan was $7,395,160 and the value of the collateral was $7,730,438, consisting of cash collateral of $694,652 and U.S. Government & Agency securities valued at $7,035,786. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	16.9
Financials	15.2
Information Technology	13.8
Health Care	10.9
Consumer Discretionary	10.8
Real Estate	9.1
Utilities	5.6
Materials	5.1
Energy	4.5
Communication Services	4.0
Consumer Staples	3.9
Investment Companies	.4
100.2

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	1,194,413	28,231,128	(28,494,528)	931,013	57,618
Investment of Cash Collateral for Securities Loaned - .2%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	-	19,327,674	(18,633,022)	694,652	78,926	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	1,643,520	12,059,289	(13,702,809)	-	18,929	†††
Total - .4%	2,837,933	59,618,091	(60,830,359)	1,625,665	155,473

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,395,160)—Note 1(c):
Unaffiliated issuers	365,050,476	432,108,530
Affiliated issuers	1,625,665	1,625,665
Cash		1,622
Dividends and securities lending income receivable		596,313
Receivable for shares of Common Stock subscribed		23,928
Tax reclaim receivable—Note 1(b)		891
Prepaid expenses		37,436
		434,394,385
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		345,191
Liability for securities on loan—Note 1(c)		694,652
Payable for shares of Common Stock redeemed		315,945
Directors’ fees and expenses payable		4,900
Other accrued expenses		112,753
		1,473,441
Net Assets ($)		432,920,944
Composition of Net Assets ($):
Paid-in capital		360,981,316
Total distributable earnings (loss)		71,939,628
Net Assets ($)		432,920,944

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	415,053,797	1,229,756	16,636,387	1,003.51
Shares Outstanding	7,366,407	25,285	293,809	18.3
Net Asset Value Per Share ($)	56.34	48.64	56.62	54.84

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $3,770 foreign taxes withheld at source):
Unaffiliated issuers	6,847,865
Affiliated issuers	57,618
Income from securities lending—Note 1(c)	97,855
Interest	24,182
Total Income	7,027,520
Expenses:
Management fee—Note 3(a)	3,068,667
Shareholder servicing costs—Note 3(c)	1,269,961
Professional fees	98,543
Registration fees	63,221
Directors’ fees and expenses—Note 3(d)	43,480
Prospectus and shareholders’ reports	35,587
Chief Compliance Officer fees—Note 3(c)	23,689
Custodian fees—Note 3(c)	16,688
Loan commitment fees—Note 2	10,372
Distribution fees—Note 3(b)	10,290
Miscellaneous	31,961
Total Expenses	4,672,459
Less—reduction in expenses due to undertaking—Note 3(a)	(596,521)
Less—reduction in fees due to earnings credits—Note 3(c)	(134,536)
Net Expenses	3,941,402
Net Investment Income	3,086,118
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	8,357,931
Net change in unrealized appreciation (depreciation) on investments	53,250,152
Net Realized and Unrealized Gain (Loss) on Investments	61,608,083
Net Increase in Net Assets Resulting from Operations	64,694,201

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
Operations ($):
Net investment income	3,086,118	2,601,617
Net realized gain (loss) on investments	8,357,931	17,609,141
Net change in unrealized appreciation (depreciation) on investments	53,250,152	(90,190,172)
Net Increase (Decrease) in Net Assets Resulting from Operations	64,694,201	(69,979,414)
Distributions ($):
Distributions to shareholders:
Class A	(7,035,071)	(32,524,488)
Class C	(14,960)	(150,986)
Class I	(359,950)	(1,417,451)
Class Y	(22)	(85)
Total Distributions	(7,410,003)	(34,093,010)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,698,030	6,069,314
Class C	25,943	114,896
Class I	3,284,638	3,248,679
Distributions reinvested:
Class A	6,655,557	30,696,020
Class C	14,960	148,901
Class I	353,428	1,401,734
Cost of shares redeemed:
Class A	(33,405,920)	(33,764,967)
Class C	(477,219)	(534,547)
Class I	(4,165,597)	(5,572,358)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(22,016,180)	1,807,672
Total Increase (Decrease) in Net Assets	35,268,018	(102,264,752)
Net Assets ($):
Beginning of Period	397,652,926	499,917,678
End of Period	432,920,944	397,652,926

	Year Ended December 31,
	2023	2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	110,236	114,486
Shares issued for distributions reinvested	122,092	577,503
Shares redeemed	(642,430)	(634,212)
Net Increase (Decrease) in Shares Outstanding	(410,102)	57,777
Class Cb
Shares sold	585	2,410
Shares issued for distributions reinvested	324	3,205
Shares redeemed	(10,794)	(11,839)
Net Increase (Decrease) in Shares Outstanding	(9,885)	(6,224)
Class Ia
Shares sold	63,222	58,945
Shares issued for distributions reinvested	6,491	26,108
Shares redeemed	(79,798)	(103,587)
Net Increase (Decrease) in Shares Outstanding	(10,085)	(18,534)

[a]	During the period ended December 31, 2022, 3,720 Class A shares representing $200,054 were exchanged for 3,689 Class I shares.
[b]	During the period ended December 31, 2023, 209 Class C shares representing $8,909 were automatically converted to 180 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	49.01	61.87	57.91	54.75	48.11
Investment Operations:
Net investment income[a]	.39	.32	.37	.35	.21
Net realized and unrealized gain (loss) on investments	7.89	(8.86)	14.57	4.41	7.94
Total from Investment Operations	8.28	(8.54)	14.94	4.76	8.15
Distributions:
Dividends from net investment income	(.42)	(.36)	(.30)	(.39)	(.25)
Dividends from net realized gain on investments	(.53)	(3.96)	(10.68)	(1.21)	(1.26)
Total Distributions	(.95)	(4.32)	(10.98)	(1.60)	(1.51)
Net asset value, end of period	56.34	49.01	61.87	57.91	54.75
Total Return (%)[b]	16.96	(14.21)	26.66	9.18	16.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.14	1.13	1.16	1.13
Ratio of net expenses to average net assets	.97	.92	.78	.94	1.12
Ratio of net investment income to average net assets	.75	.60	.56	.70	.39
Portfolio Turnover Rate	57.46	83.99	90.53	88.91	81.43
Net Assets, end of period ($ x 1,000)	415,054	381,157	477,538	409,572	425,315

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	42.38	54.14	52.02	49.44	43.74
Investment Operations:
Net investment (loss)[a]	(.01)	(.09)	(.19)	(.10)	(.25)
Net realized and unrealized gain (loss) on investments	6.80	(7.71)	12.99	3.89	7.21
Total from Investment Operations	6.79	(7.80)	12.80	3.79	6.96
Distributions:
Dividends from net realized gain on investments	(.53)	(3.96)	(10.68)	(1.21)	(1.26)
Net asset value, end of period	48.64	42.38	54.14	52.02	49.44
Total Return (%)[b]	16.07	(14.87)	25.51	8.17	15.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.06	2.03	2.02	2.09	2.02
Ratio of net expenses to average net assets	1.71	1.71	1.67	1.87	2.01
Ratio of net investment (loss) to average net assets	(.01)	(.19)	(.33)	(.22)	(.51)
Portfolio Turnover Rate	57.46	83.99	90.53	88.91	81.43
Net Assets, end of period ($ x 1,000)	1,230	1,490	2,241	2,109	2,646

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	49.37	62.45	58.44	55.31	48.52
Investment Operations:
Net investment income[a]	.52	.45	.51	.46	.32
Net realized and unrealized gain (loss) on investments	7.94	(8.92)	14.70	4.43	8.03
Total from Investment Operations	8.46	(8.47)	15.21	4.89	8.35
Distributions:
Dividends from net investment income	(.68)	(.65)	(.52)	(.55)	(.30)
Dividends from net realized gain on investments	(.53)	(3.96)	(10.68)	(1.21)	(1.26)
Total Distributions	(1.21)	(4.61)	(11.20)	(1.76)	(1.56)
Net asset value, end of period	56.62	49.37	62.45	58.44	55.31
Total Return (%)	17.25	(14.00)	26.91	9.40	17.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.93	.92	.96	.93
Ratio of net expenses to average net assets	.73	.68	.57	.74	.92
Ratio of net investment income to average net assets	1.00	.84	.77	.91	.59
Portfolio Turnover Rate	57.46	83.99	90.53	88.91	81.43
Net Assets, end of period ($ x 1,000)	16,636	15,004	20,137	19,515	24,057

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended December 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	47.86	60.64	56.94	53.82	47.75
Investment Operations:
Net investment income[a]	.51	.48	.55	.47	.36
Net realized and unrealized gain (loss) on investments	7.68	(8.65)	14.35	4.41	7.80
Total from Investment Operations	8.19	(8.17)	14.90	4.88	8.16
Distributions:
Dividends from net investment income	(.68)	(.65)	(.52)	(.55)	(.83)
Dividends from net realized gain on investments	(.53)	(3.96)	(10.68)	(1.21)	(1.26)
Total Distributions	(1.21)	(4.61)	(11.20)	(1.76)	(2.09)
Net asset value, end of period	54.84	47.86	60.64	56.94	53.82
Total Return (%)	17.22	(13.92)	27.10	9.63	17.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.84	.83	.85	.84
Ratio of net expenses to average net assets	.75	.66	.48	.63	.84
Ratio of net investment income to average net assets	1.00	.91	.85	.96	.68
Portfolio Turnover Rate	57.46	83.99	90.53	88.91	81.43
Net Assets, end of period ($ x 1,000)	1	1	1	1	1

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Active MidCap Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V,4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 270 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (90 million shares authorized), Class C (15 million shares authorized), Class I (65 million shares authorized) and Class Y (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of December 31, 2023, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	432,108,530	-	-	432,108,530
Investment Companies	1,625,665	-	-	1,625,665

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign

NOTES TO FINANCIAL STATEMENTS (continued)

taxes payable or deferred or those subject to reclaims as of December 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2023, BNY Mellon earned $13,342 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of December 31, 2023, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	7,395,160		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	7,395,160		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(7,395,160)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended December 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $206,790, undistributed capital gains $4,892,090 and unrealized appreciation $66,840,748.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows: ordinary income $3,266,080 and $5,922,889, and long-term capital gains $4,143,923 and $28,170,121, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2023 until May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the value of the fund’s average daily net assets. On or after May 1, 2024, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $596,521 during the period ended December 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended December 31, 2023, the Distributor retained $1,781 from commissions earned on sales of the fund’s Class A shares and $90 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended December 31, 2023, Class C shares were charged $10,290 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2023, Class A and Class C shares were

NOTES TO FINANCIAL STATEMENTS (continued)

charged $980,006 and $3,430, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2023, the fund was charged $135,686 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $134,536.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2023, the fund was charged $16,688 pursuant to the custody agreement.

During the period ended December 31, 2023, the fund was charged $23,689 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $271,272, Distribution Plan fees of $774, Shareholder Services Plan fees of $86,932, Custodian fees of $5,780, Chief Compliance Officer fees of $6,614 and Transfer Agent fees of $22,620, which are offset against an expense reimbursement currently in effect in the amount of $48,801.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2023, amounted to $234,866,212 and $260,938,003, respectively.

At December 31, 2023, the cost of investments for federal income tax purposes was $366,893,447; accordingly, accumulated net unrealized appreciation on investments was $66,840,748, consisting of $81,771,825 gross unrealized appreciation and $14,931,077 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Active MidCap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Active MidCap Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc. (the “Company”)), including the statement of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 22, 2024

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or

ADDITIONAL INFORMATION (Unaudited) (continued)

acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones or its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good standing and remains in good standing pursuant to Edward Jones’ policies and procedures (Effective January 1, 2024, this waiver will be revised as follows: shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account (i.e., Right of Reinstatement) (Effective January 1, 2024, this waiver will be revised as follows: shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• Effective January 1, 2024: purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• Effective January 1, 2024: purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

ADDITIONAL INFORMATION (Unaudited) (continued)

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

ADDITIONAL INFORMATION (Unaudited) (continued)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2023 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2023, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,266,080 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. Also, the fund hereby reports $0.3381 per share as a long-term capital gain distribution paid on December 14, 2023 and $0.1950 per share as a long-term capital gain distribution paid on March 30, 2023.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on October 30-31, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day to day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Management Agreement and the Sub-Investment Advisory Agreement, the “Agreements”) between NIMNA and Newton Investment Management Limited (“NIM”), pursuant to which NIMNA may use the investment advisory personnel, resources, and capabilities available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

(“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional mid-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mid-cap growth funds (the “Performance Universe”), all for various periods ended August 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional mid-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except for the two-, three- and four-year periods when the fund’s total return performance was above or at the Performance Group median and was above or at the Performance Universe median for all periods except, the five- and ten-year periods when the fund’s performance was below the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and lower than the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”) and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was generally satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)
IIndependent Board Members

Joseph S. DiMartino (80)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Joan Gulley (76)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Alan H. Howard (64)
Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-May 2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-December 2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-May 2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 17

———————

Robin A. Melvin (60)
Board Member (1995)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Burton N. Wallack (73)
Board Member (2006)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology, Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 17

———————

Benaree Pratt Wiley (77)
Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)

No. of Portfolios for which Board Member Serves: 57

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gordon J. Davis (81)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Active MidCap Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0085AR1223

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,550 in 2022 and $36,261 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,153 in 2022 and $7,319 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,763 in 2022 and $4,763 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $6,737 in 2022 and $6,737 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,851 in 2022 and $4,390 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,803,830 in 2022 and $1,865,667 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 22, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: February 21, 2024

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)